Significant accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Significant accounting judgments, estimates and assumptions
3.	Significant accounting judgments, estimates and assumptions

The preparation of the Group’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the accompanying disclosures, and the disclosure of contingent liabilities. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.

Other disclosures relating to the Group’s exposure to risks and uncertainties are included in:

•	Financial instruments risk management and policies: Note 11

•	Sensitivity analyzes disclosures: Note 11

The major judgments, estimates and assumptions that have the most significant effect on the amounts recognized in the consolidated financial statements and have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are described below:

Niku (Beef) Mileage Program

The Group defers revenue corresponding to the sale giving rise to the mileage credits for the rewards. Such deferred revenue is recognized subsequently at the time the rewards are redeemed and services, such as offering free or discounted steaks, are provided. The Group estimates deferred revenue taking into account the fair value of each reward, the number of members by status level and the historical expiry rates of the Niku (Beef) Mileage Program cards and their rewards. Details of deferred revenue regarding the Niku (Beef) Mileage Program are disclosed in Note 18.

Expected useful life of property, plant and equipment and intangible assets

Useful lives of property, plant and equipment are estimated taking into account all relevant factors, such as the expected usage of the asset, physical wear and tear, and technical or commercial obsolescence. The residual value of an asset is the estimated amount that the Group would currently obtain from disposal of the asset, after deducting the estimated costs of disposal. These assumptions and estimates have a risk of resulting in a material adjustment to depreciation and amortization of assets due to changes in uncertain economic conditions in future periods. Details of property, plant and equipment are disclosed in Note 12.

Impairment/reversals of impairment of property, plant and equipment

Impairment exists when the carrying value of an asset or CGU exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding sales transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs of disposing of the asset. The value in use calculation is based on a discounted cash flow (DCF) model. The future cash flow projections are calculated taking into consideration trends from the past, the market environment and industry trends. It represents the best estimate of the management. These assumptions are continuously reviewed by management and the Board of Directors. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows. No growth rate is used for extrapolation purposes when the Group estimates forecasts that are calculated based on operating results by CGU.

Where an impairment loss subsequently reverses, the carrying value of an asset or CGU is increased to the revised estimate of its recoverable amount, provided that the carrying value does not exceed the carrying value that would have been determined had no impairment been recognized for an asset or CGU in prior years.

The key assumptions used to determine the recoverable amount for the different CGUs, including a sensitivity analysis, are disclosed and further explained in Note 12.

Stock options

Estimating fair value for stock option transactions requires determination of the most appropriate valuation model, which depends on the terms and conditions of the grant. This estimate also requires determination of the most appropriate inputs to the valuation model including the expected life of the share option, volatility and dividend yield and making assumptions about them. For the measurement of the fair value of equity-settled transactions with employees at the grant date, the Group uses a Monte Carlo simulation model. The assumptions and models used for estimating fair value for stock option transactions are disclosed in Note 23.

Recoverability of deferred tax assets

Deferred tax assets are recognized for deductible temporary differences and unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilized. Significant management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and the level of future taxable profits, together with future tax planning strategies.

Provision for asset retirement obligations

The Group has recognized a provision for asset retirement obligations associated with the stores leased by the Group. In determining the provision, assumptions and estimates are made in relation to discount rates, the expected cost to dismantle and remove the leasehold improvements from the site and the expected timing of those costs. The Group estimates that the costs would be realized in 12 years upon the expiration of the lease and calculates the provision using the DCF method based on the discount rates ranging from 0.03% to 1.84%.

Provision for onerous lease contracts

A provision is recognized for a present obligation arising under an onerous contract, which is defined as a contract in which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it. Judgment is required in determining if a present obligation exists, taking into account all available evidence. Once the existence has been established, the Group recognizes provisions for the present value of the amount by which the unavoidable costs to fulfill the agreements exceed the expected benefits from such agreements, which is the lesser of the estimated loss from either a sublease or a lease termination. The estimated loss from a sublease comprises the sum of estimated non-cancellable lease payments, including contractually required real estate taxes, common area maintenance and insurance costs, and other exit costs associated with store closing commitments exceeding expected sub-lease income. The estimated loss from a lease termination is the estimated amount to cancel the agreement.

Financial assets and liabilities carried at amortized cost

The Group measures lease deposits receivable and franchise deposit liabilities at amortized cost based on the effective interest rate method. The discount rate and amortization period used for measuring amortized cost are determined based on estimates and assumptions. The discount rate in the lease deposits receivable is determined based on the risk of the landlord of the target stores and the lease term is assumed to be 12 years. Also, the discount rate in the franchise deposit liabilities are estimated the lease term as 12 years based on the discount rate taking account of the business risk of our group.